NASDAQ: NDRA

JULY 2018

Bringing New Capabilities to Ultrasound

INVESTOR PRESENTATION

ENDRA
LIFE SCIENCES

Safe harbor

Certain statements made in this presentation contain forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the timing of our clinical trials, our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. Forward-looking statements give our current expectations or forecasts of future events. You can find many (but not all) of these statements by looking for words such as "approximates," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "intends," "plans," "would," "should," "could," "may" or other similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Actual results may differ materially from those discussed as a result of various factors, including, but not limited to: our limited operating history and our ability to achieve profitability; our potential inability to develop commercially feasible applications; our need to secure required regulatory approvals from governmental authorities in the European Union, United States and other jurisdictions; our dependence on third parties to design, manufacture, obtain required regulatory approvals, market and distribute our TAEUS™ applications; our ability to commercialize any of our TAEUS™ applications and the pricing of any such applications; our ability to protect our intellectual property and the risk we may infringe on the intellectual property of others; and our ability to obtain adequate financing in the future. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date hereof and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise. We anticipate that subsequent events and developments will cause our views to change.

In this presentation, we refer to information regarding potential markets for products and other industry data. We believe that all such information has been obtained from reliable sources that are customarily relied upon by companies in our industry. However, we have not independently verified any such information.

ENDRA Life Sciences

ENHANCE ULTRASOUND TO SEE HUMAN TISSUE IN WAYS SIMILAR TO CT-MRI… BUT AT 50X LOWER COST[2]

KEY STATISTICS

(as of July 10, 2018)

Common Stock Price (NASDAQ: NDRA)	$2.33
Warrant Price (NASDAQ: NDRAW)[1]	$0.49
Shares Outstanding	3.9M
Market Capitalization	$9.1M
Management / Director Ownership	14.5%



A typical cart-based ultrasound system (left) with a conceptual illustration of ENDRA's Gen.1 technology (right)

TECHNOLOGY	STRATEGIC PARTNER	MARKET OPPORTUNITY	LEADERSHIP
37 IP assets	GE Healthcare	$13B addressable market	GE Healthcare, Smith & Nephew
Platform with multiple revenue streams	#1 ultrasound market leader	Initial focus on Liver Disease: >1 billion affected	Stanford, University of Michigan, Weill-Cornell

ENDRA LIFE SCIENCES

1 Warrant is a 5 year warrant with a $6.25 exercise price.

2 $40K ENDRA device estimated price compared to average $2M CT-MRI price

The core problem ENDRA is targeting

GAP BETWEEN IMAGING PERFORMANCE, ACCESS AND SAFETY

CT & MRI	ENDRA LIFE SCIENCES	CONVENTIONAL ULTRASOUND


43%


LEAN
FAT



CT & MRI	ENDRA	Conventional Ultrasound
Many clinical applications	Advanced applications	Broadly available
	Ultrasound availability & safety	Inexpensive (~$100K)
	Target $40K ASP	Safe (E.g., no radiation)
Not broadly available		
Expensive ($1M-$3M)		
Safety concerns		**Limited clinical applications**

Thermo Acoustic Enhanced UltraSound (TAEUS™)

SHORT RF PULSES DIFFERENTIATE TISSUES IN CONCERT WITH ULTRASOUND



1
2
3
4
Ultrasound
ENDRA Accessory
Sonic Waves 1
RF Waves
Sonic Waves 1
Sonic Waves 2
Ultrasound
FAT
LEAN

Traditional ultrasound and low energy radio (RF) waves are pulsed into patient

RF energy is absorbed by tissues differently based on water & ion content, creating small sonic waves

Sonic waves are detected by ultrasound equipment

TAEUS™ image is processed and displayed to complement an ultrasound image

ENDRA's TAEUS™ platform

PLANNED APPLICATIONS


Ultrasound
ENDRA Accessory

ACCESSORY
Plug into existing ultrasound systems

SOFTWARE #1
Tissue Composition (Liver)

SOFTWARE #2
Tissue Temperature

LICENSING
Build TAEUS into new ultrasounds

SOFTWARE #3-4
Vascular & Perfusion

POTENTIAL PARTNERS & APPLICATIONS

- Software #1: GE Healthcare (since 2016); Liver Disease Pharmaceutical Companies[1]
- Software #2: Interventional Energy Device Companies[1]; Ablation Surgery; Electrophysiology; Hyperthermia
- Licensing: Other Ultrasound OEM's[1]
- Software #3-4: Cardiology Companies[1]; Military[1]; Oncology; Emergency

[1] Potential ENDRA partners

ENDRA Opportunity #1: non-alcoholic fatty liver disease (NAFLD)

ENDRA'S TAEUS WOULD PROVIDE SIGNIFICANT DIAGNOSTIC ADVANTAGES



1.4 BILLION PEOPLE AFFECTED GLOBALLY[1]

- Drivers: obesity, diabetes, Hep-C, drugs
- Often asymptomatic, needs to be monitored
- ~30%[2] of NAFLD cases progress to NASH, then Fibrosis, Cirrhosis, Cancer
- Total annual direct medical costs for NAFLD: $103B in the U.S[3]
- Median Medicare inpatient charge per NAFLD patient: $36K[4]
- By 2025, NAFLD likely the greatest root cause of liver transplants[5]

CURRENT DIAGNOSTIC & MONITORING TOOLS ARE IMPRACTICAL

Invasive surgical biopsy, expensive MRI

> "The ability to accurately quantify fat in the liver, at the point-of-care with ENDRA's TAEUS ultrasound could be revolutionary."

Xiang Jing M.D
Deputy Chairman, Ultrasound Committee
China Medical Association

1, 2, 3, 4, 5 Sources in Appendix

Liver disease diagnostic & therapy landscape

ENDRA STRATEGICALLY POSITIONED AT FOREFRONT OF GROWING FOCUS ON LIVER DISEASE

	Fatty Liver (NAFLD)	Inflammation (NASH)	Scarring (Fibrosis)
	1.4B[1] people	~420M[2] people	~105M[2] people
Diagnosis	ENDRA, GE — TAEUS $40K	Surgical Biopsy; Biomarkers; Exalenz Breath Tests; SIEMENS, GE — MRI $1.5M+	PHILIPS Healthcare, echosens, GE — Elastography $130K+
Therapy – Phase 2	NuSirt, Madrigal Pharmaceuticals, Bristol-Myers Squibb, Allergan, VIKING Therapeutics, Conatus Pharmaceuticals, immuron, novo nordisk		
Therapy – Phase 3	Pfizer, GENFIT, Gemphire Therapeutics, Intercept, GILEAD		

1,2 Sources and Notes in Appendix

ENDRA Opportunity #2: energy-based surgery

SAFELY AND INEXPENSIVELY MAP THE HEAT SIGNATURE OF TISSUE ABLATION IN REAL-TIME ON ULTRASOUND



5+ MILLION RF ABLATION PROCEDURES ANNUALLY[1]

- Growing 20% CAGR
- Driven by aging-related diseases: cancer, pain, cardiology

CURRENT TOOLS ARE INACCURATE OR IMPRACTICAL

Printed guidelines, expensive MRI



Manufacturer's printed RF ablation guidelines

> "Doctors aren't always sure where the (thermo-ablative) heat is going. They could hit a vessel or another heat-sink in the body and the academic models fall apart and treatment is ineffective."

Jonathan Rubin, M.D
Head for Ultrasound & Abdominal Interventional Radiology,
The University of Michigan

1 Sources and Notes in Appendix

TAEUS guidance of energy-based surgery

INEXPENSIVELY AND SAFELY MAP THE HEAT SIGNATURE OF TISSUE ABLATION IN REAL-TIME ON ULTRASOUND


Surgical probe delivering heat or cold
ENDRA Temperature Overlay
Ultrasound

Addressable market: ENDRA's accessory & software

LARGE INSTALLED BASE OF DIAGNOSTIC ULTRASOUND SYSTEMS[1]

ULTRASOUND SYSTEMS

2017 estimated global installed ultrasound systems: 925,000[1]

Out of Scope

Mobile and prenatal systems



587,000
338,000

ENDRA'S ADDRESSABLE MARKET[2]

Cart-based non-prenatal systems



57,000
U.S
78,000
EU
159,000
Asia
44,000
ROW

338,000 addressable ultrasound systems x $40,000 ENDRA accessory[3] = $13b+ market

1,2,3 Sources and Notes in Appendix

ENDRA – GE Healthcare partnership

FOCUSED ON EARLY DIAGNOSIS OF NON-ALCOHOLIC FATTY LIVER DISEASE

#1 ULTRASOUND MARKET LEADER

ENDRA agreement signed April 2016, renewed April 2017 and January 2018

- ENDRA provides 1 year sales exclusivity on TAEUS liver application
- GE provides technical advice and GE equipment
- GE provides introductions to GE ultrasound customers

"We believe that ENDRA's technology has the potential to bring significant new capabilities to ultrasound – which aligns well with GE Healthcare's mission of increasing access to high-quality, cost-effective healthcare."

Brian McEathron
Vice President and General Manager
General Imaging Ultrasound
GE Healthcare

ENDRA TAEUS technology benefits for key stakeholders

POTENTIAL 6-MONTH PAYBACK[1] UNTIL DEDICATED REIMBURSEMENT SECURED

POTENTIAL TAEUS BENEFITS - SHORT TERM	CLINICIAN	PATIENT	PAYER
Earlier detection through cost-effective screening	•	•	•
Increase utilization of existing, reimbursed ultrasound	•		
Cost-avoidance of CT/MRI: More diagnoses with inexpensive ultrasound		•	•
Patient ownership. Fewer patients referred (from primary care) to CT/MRI	•		
Reduced safety risks: No ionizing radiation or contrast agents		•	

TAEUS REIMBURSEMENT STRATEGY – MEDIUM TERM

- Leverage published evidence to influence Advocacy Groups (e.g., American Liver Foundation).
- Advocate for new Guidelines: AIUM, AASLD, National Cancer Care Network, etc.
- Secure Positive Coverage from Medicare and Private payers: CPT code for TAEUS™

ENDRA LIFE SCIENCES

1 Payback estimation assumes $40K ENDRA system divided by $307 base ultrasound procedure reimbursement (Abdominal scan CPT 76705) = 130 patients. 130 patients divided by 5 assumed patients per week = 26 weeks = 6 months payback
Sources: American College of Radiology, Federal Register

ENDRA TAEUS™ liver application roadmap

ESTIMATED TIMELINE FOR KEY MILESTONES

IPO

2017 2H	2018 1H	2018 2H	2019 1H
✓ Initiate first human study - CIMTEC ✓ Kick-off asset-light productization of TAEUS	✓ GE Partnership renewal: 2 years ✓ New patents (3) issued ✓ New corporate website: Liver focus ✓ Strategic repositioning from Pre-Clinical to Clinical systems	✓ New patents issued First human data EU commercial channels ready: GE & small ENDRA team CE clearance: Class-IIa First commercial TAEUS liver devices with EU early adopters	Q1: Full commercial launch: TAEUS liver device in Europe Q1: U.S. 510K application Class-II (Assume approval 6 months from submission)

Continually engage strategic partners: pharmaceutical & device

Asset-light model to bring TAEUS liver to market

PARTNERSHIPS TO HELP EXECUTE ENDRA'S OPERATIONAL PLAN

ENDRA leads project management, systems engineering & regulatory submissions

ENDRA LIFE SCIENCES

3-4 commercial ENDRA specialists in Europe supporting channel partners & customers

DEVELOP & MANUFACTURE

StarFish MEDICAL

Medical device engineering & manufacturing

CIMTEC

Contract Research Organization (CRO) for human studies

COMMERCIALIZE

GE

Introductions to GE ultrasound customers

TARGET CUSTOMERS

Radiology

Gastroenterology
Hepatology

Internal Medicine
Primary Care

Leadership

BOARD OF DIRECTORS

Sam Gambhir, MD

Chair of Radiology, Stanford University

Michael Harsh

36-year GE veteran

Retired CTO, GE Healthcare

Anthony DiGiandomenico

Co-founder, MDB Capital

Alex Tokman

10+ years GE Healthcare

Former CEO, Microvision

MANAGEMENT

Francois Michelon
CEO & Chairman

20 years med-tech experience

GE Healthcare, Biomet, Smith & Nephew

MBA, Carnegie-Mellon

BA, University of Chicago

Michael Thornton
CTO

15+ years healthcare tech

Founded & sold Enhanced Vision Systems to GE

MSc Western Ontario

BASc. Univ. Toronto

David Wells
CFO

CFO for 3 public firms

Founder and CEO of Wells Compliance Group

MBA, Pepperdine

BA, Seattle Pacific

CLINICAL ADVISORS

Jon Rubin MD, PhD

Professor, Radiology, University of Michigan

Jing Gao, MD

Asst. Professor, Weill Cornell Medicine

Deputy President, Dalian University (China)

Select Clinical Feedback

"If we could combine the imaging capabilities of MRI, PET or CT with the safety and access of ultrasound it would broadly change healthcare – improving clinical decisions at point-of-care for millions of people, and dramatically reducing costs. This is ENDRA's exciting vision."

Sam Gambhir, M.D PhD
Chair of Radiology, Stanford University
ENDRA Board Member

"Fatty liver would be a GREAT application of ENDRA's technology.
If you could quantify fat at the point-of-care, a lot of clinicians would find it very useful."

Jonathan Rubin, M.D
Head for Ultrasound & Abdominal Interventional Radiology,
University of Michigan

"ENDRA's TAEUS technology could be a game changer for the clinical care cycle of liver (and other) disease – from screening to diagnosis to therapy guidance – especially in markets (like China) where ultrasound is the primary imaging modality.

Bringing TAEUS' improved soft-tissue contrast capabilities to point-of-care ultrasound aligns extremely well with China's efforts to provide effective, lower-cost health services to its 1.4 billion citizens — by shifting care delivery from large urban hospitals to primary-care community clinics."

Jing Gao, M.D
Assistant Professor, Weill Cornell Medicine
Deputy President, Dalian University
International Institute of Medical Imaging, China

ENDRA Life Sciences: investment summary

Business model: Platform technology + capital efficient operating model

Partnership with #1 global ultrasound market leader

37 IP assets. World class team: Stanford, GE Healthcare, Weill-Cornell, U. Michigan

$13B addressable market for ENDRA's $40K accessory product & software

Initial focus on Fatty Liver Disease: 1.4B people affected, no practical diagnostic tools

Contact Us

ENDRA CONTACT

David Wells
Chief Financial Officer
(734) 997-0464
investors@endrainc.com
www.endrainc.com

INVESTOR RELATIONS

MZ Group
Chris Tyson
Managing Director
(949) 491-8235
NDRA@mzgroup.us



Capitalization Table

AT JUNE 30, 2018*

COMMON SHARES	ISSUED & OUTSTANDING	FULLY DILUTED
Shares Issued in IPO	1,932,000	25.8%
Existing Shareholders	1,827,040	24.4%
Management & Directors	163,987	2.2%
Common Shares Outstanding	**3,923,027**	**52.5%**
WARRANTS & OPTIONS		
Warrants Issued in IPO	2,086,560	27.9%
Warrants Issued for Bridge (Net of Management & Directors)	278,373	3.7%
Management & Directors	922,413	12.3%
All Other (E.g., Employee & Advisory Board Options)	266,651	3.6%
Warrants & Options Outstanding	**3,553,997**	**47.5%**
FULLY DILUTED ISSUED & OUTSTANDING	7,477,004	100.0%

ENDRA LIFE SCIENCES

* These numbers are unaudited.

Ultrasound Technology Evolution

A HISTORY OF NEW TECHNOLOGIES EXPANDING ULTRASOUND UTILITY AND DRIVING M&A ACTIVITY

	1960 - 2000	2000 - 2016	2017+
NEW TECH	Doppler Ultrasound Cardiac imaging 3D imaging Contrast agents Color Doppler	Harmonic imaging Elastography CMUT technology Miniaturization 4D	ENDRA LIFE SCIENCES Tissue Composition Tissue Temperature Tissue Perfusion Vascular Imaging
M&A ADOPTION	Siemens / Quantum Philips / ATL $800M GE / Vingmed $244M Siemens / Acuson $500M Philips / Agilent $1.7B	Siemens / Sensant FujiFilm / SonoSite $998M Hitachi / Aloka $315M Samsung / Madyson $262M	**Potential Strategic Partners** Ultrasound OEMs Veterinary Companies Pharma (NAFLD, cancer) Thermo-ablation OEMs Interventional Cardiology

Sources and Notes

PAGE 7

1 The LANCET, Vincent Wai-Sun Wong, November 2015

2 International Journal of Molecular Sciences, *The Natural Course of Non-Alcoholic Fatty Liver Disease*, 2016

3 Hepatology, *The economic and clinical burden of nonalcoholic fatty liver disease in the United States and Europe*. Younossi, Blissett, Henry, Stepanova, Racila, Hunt, Beckerman, 2016. Annual direct medical costs of NAFLD €35B in Germany, France, Italy, and U.K

4 Journal of Clinical Gastroenterology, 2016: *Variables associated with inpatient and outpatient resource utilization among Medicare beneficiaries with nonalcoholic fatty liver disease with or without cirrhosis Sayiner*, Otgonsuren, Cable, Younossi Afendy, Golabi, et al.

5 Scientific American, *NAFLD America's Greatest Health Risk of 2015?* Hyder Jamal MD, Feb., 2015

PAGE 8

1 The LANCET, Vincent Wai-Sun Wong, November 2015

2 International Journal of Molecular Sciences, *The Natural Course of Non-Alcoholic Fatty Liver Disease*, 2016

Note: Companies listed for purpose of illustrating broad but non-exhaustive 2017 interest in liver disease, and may not reflect companies' strategy or position

PAGE 9

1 ENDRA estimate derived from Grand View Research, *Global Radiofrequency Ablation Devices Market Segment Forecast to 2020*, Oct. 2014. Data is for RF ablation procedures only. Procedure volumes are larger when including other energy-based ablation technologies such as microwave, cryotherapy and HIFU.

PAGE 11

1 ENDRA estimate of 2017 worldwide ultrasound units, based on GlobalData MediPoint, 2014 report indicating 800,000 units growing at 4%-5% CAGR.

2 Addressable market for all TAEUS accessory & software, including tissue composition, temperature, vascular and perfusion. Not including licensing, disposables or service.

3 Based on ENDRA's design work and understanding of the ultrasound accessory market, we intend to price our initial TAEUS liver system at approximately $40K to $50K.